UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices, with zip code)

(858) 458-0900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

On September 9, 2011, Cytori Therapeutics, Inc. (the “Company”) entered into a Second Amendment (the “Loan Amendment”) to the Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with General Electric Capital Corporation (“GECC”), Silicon Valley Bank (“SVB”) and Oxford Finance Corporation (together, the “Lenders”), pursuant to which the Lenders increased the prior term loan made to the Company to a principal amount of $25.0 million (the “Term Loan”), subject to the terms and conditions set forth in the Loan Agreement, as amended (the “Loan Facility”).  As security for its obligations under the Loan Agreement, the Company continued to grant a security interest in substantially all of its existing and after-acquired assets, excluding its intellectual property assets; provided however, that if the Company does not maintain certain cash ratios, the security interest automatically will be deemed to include the Company’s intellectual property assets.

The Loan Amendment resulted in $8.6 million in net proceeds to the Company after fees and expenses. The Term Loan shall accrue interest at a fixed rate of 9.87% per annum.  Pursuant to the Loan Amendment, the Company is required to make for the ratable benefit of the Lenders (i) twelve (12) equal consecutive monthly principal payments of approximately $20,833 on the first day of each calendar month, commencing on October 1, 2011, (ii) twenty-nine (29) equal consecutive monthly principal payments of $825,000 on the first day of each calendar month, commencing on October 1, 2012, and (iii) and one (1) final principal payment of $825,000 on March 1, 2015. In addition, the maturity date of the Term Loan has been extended until March 1, 2015, and at maturity of the term loan, the Company will make an additional payment equal to $1,250,000 in lieu of any previously agreed upon final payment fee.

The Company anticipates that the net proceeds from the Term Loan will continue to be used to support commercialization and clinical development activities in Europe, Asia and the United States.

On September 9, 2011, pursuant to the terms and conditions of the Loan Amendment, the Company issued to the Lenders new promissory notes and warrants to purchase up to an aggregate of 132,891 shares of the Company’s common stock at an exercise price equal to $3.01 per share (the “Warrants”).  The Warrants are immediately exercisable and will expire on September 9, 2018.

The foregoing descriptions of the Loan Amendment, the Term Loan and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Loan Amendment, which is filed as Exhibit 10.80 hereto and incorporated herein by reference, the Promissory Notes issued to GECC, SVB and Oxford Financial Corporation, which are filed as Exhibit 10.81, Exhibit 10.82 and Exhibit 10.83 hereto, respectively, and incorporated herein by reference, and the Warrants, which are filed as Exhibit 10.84, Exhibit 10.85, Exhibit 10.86 and Exhibit 10.87 hereto and incorporated herein by reference.  A copy of the press release announcing the Loan Facility is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation of the Company is incorporated by reference into this Item 2.03.

Item 3.02                      Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the issuance of the Warrants is incorporated by reference into this Item 3.02.

The offer and sale of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Warrants were offered and sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 9.01                      Financial Statements and Exhibits

(d)     Exhibits.  The following material is furnished as an exhibit to this Current Report on Form 8-K:

10.80
Second Amendment to the Amended and Restated Loan and Security Agreement, dated September 9, 2011, by and among the Company, General Electric Capital Corporation, and the other lenders signatory thereto

10.81	Promissory Note issued by the Company in favor of General Electric Capital Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated September 9, 2011
10.82	Promissory Note issued by the Company in favor of Silicon Valley Bank or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated September 9, 2011
10.83	Promissory Note issued by the Company in favor of Oxford Financial Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated September 9, 2011
10.84
Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of GE Capital Equity Investments, Inc., pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011

10.85	Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of Silicon Valley Bank, pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011
10.86
Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of Oxford Financial Corporation, pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011

10.87
Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of Oxford Financial Corporation, pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011

99.1	Cytori Therapeutics, Inc. Press Release, dated September 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: September 15, 2011	By:	/s/ Mark E. Saad
Mark E. Saad
Chief Financial Officer

EXHIBIT INDEX

10.80
Second Amendment to the Amended and Restated Loan and Security Agreement, dated September 9, 2011, by and among the Company, General Electric Capital Corporation, and the other lenders signatory thereto

10.81	Promissory Note issued by the Company in favor of General Electric Capital Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated September 9, 2011
10.82	Promissory Note issued by the Company in favor of Silicon Valley Bank or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated September 9, 2011
10.83	Promissory Note issued by the Company in favor of Oxford Financial Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated September 9, 2011
10.84
Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of GE Capital Equity Investments, Inc., pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011

10.85	Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of Silicon Valley Bank, pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011
10.86
Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of Oxford Financial Corporation, pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011

10.87
Warrant to Purchase Common Stock issued by the Company on September 9, 2011 in favor of Oxford Financial Corporation, pursuant to the Amended and Restated Loan and Security Agreement dated September 9, 2011

99.1	Cytori Therapeutics, Inc. Press Release, dated September 12, 2011.